Operating Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Operating Leases
10. Operating Leases
The Company charters-in vessels from other vessel owners on time-charter-in and bareboat charter contracts, whereby the vessel owner provides use of the vessel to the Company, and, in the case of time-charter-in contracts, also operates the vessel for the Company. A time-charter-in contract is typically for a fixed period of time, although in certain cases the Company may have the option to extend the charter. The Company typically pays the owner a daily hire rate that is fixed over the duration of the charter. The Company is generally not required to pay the daily hire rate for time-charters during periods the vessel is not able to operate.

With respect to time-charter-in and bareboat charter contracts with an original term of more than one year, for the year ended December 31, 2019, the Company incurred $99.0 million of time-charter and bareboat hire expense related to these time-charter and bareboat charter contracts, of which $68.2 million was allocable to the lease component, and $30.8 million was allocable to the non-lease component. The amounts allocable to the lease component approximate the cash paid for the amounts included in lease liabilities and are reflected as a reduction in operating cash flows for the year ended December 31, 2019. Three of Teekay Tankers' time-charter-in contracts each have an option to extend the charter for an additional one-year term. Since it is not reasonably certain that Teekay Tankers will exercise the options, the lease components of the options are not recognized as part of the right-of-use assets and lease liabilities. As at December 31, 2019, the weighted-average remaining lease term and weighted-average discount rate for these time-charter-in and bareboat charter contracts were 2.6 years and 6.1%, respectively.

For the year ended December 31, 2019, the Company incurred $18.0 million of time-charter hire expense related to time-charter-in contracts classified as short-term leases.

During the year ended December 31, 2019, Teekay Tankers chartered in two LR2 vessels and one Aframax vessel for periods of 24 months each, Teekay LNG extended the charter-in contract for one LNG carrier for a period of 21 months, and Teekay Parent extended the charter-in contract for one FSO unit for a period of 12 months, which resulted in the Company recognizing right-of-use assets and lease liabilities totaling $47.7 million and $47.7 million, respectively.

A maturity analysis of the Company’s operating lease liabilities from time-charter-in and bareboat charter contracts (excluding short-term leases) at December 31, 2019 is as follows:

	Lease Commitment	Non-Lease Commitment	Total Commitment
	$	$	$
Payments
2020	69,617	37,089	106,706
2021	54,195	26,948	81,143
2022	22,978	8,189	31,167
2023	9,227	—	9,227
2024	5,713	—	5,713
Thereafter	—	—	—
Total payments	161,730	72,226	233,956
Less: imputed interest	(13,128)
Carrying value of operating lease liabilities	148,602
Less current portion	(61,431)
Carrying value of long-term operating lease liabilities	87,171

As at December 31, 2019, minimum commitments to be incurred by the Company under short-term time-charter-in contracts were approximately $4.3 million (2020).
As at December 31, 2018, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $116.3 million (2019), $90.4 million (2020), $53.4 million (2021), $9.1 million (2022), $9.1 million (2023) and $5.6 million thereafter.